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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statements No. 333-34370, 333-40910, 333-47126 and 333-56480 of Palm, Inc. on Form S-8 of
our report dated June 22, 2001 (June 25, 2001 as to Note 16), appearing in this Annual Report on Form 10-K of Palm, Inc. for the year ended June 1, 2001.

/s/ Deloitte & Touche LLP

San Jose, California
August 10, 2001